Exhibit (17)(d)

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

VOTE VIA THE INTERNET: www.proxyweb.com

VOTE VIA THE TELEPHONE: 1-888-221-0697

VOTING INSTRUCTION CARD

999 9999 9999 999

AXA EQUITABLE LIFE INSURANCE COMPANY

SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON JUNE 27, 2007

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (“Contracts”) whose account value is invested in the EQ/Janus Large Cap Growth Portfolio (“Growth Portfolio”) of EQ Advisors Trust (“Trust”), hereby instructs AXA Equitable Life Insurance Company (“Insurance Company”), the owner of the shares of the Growth Portfolio attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Growth Portfolio on June 27, 2007, or any adjournment or postponement thereof (“Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated May 1, 2007 (“Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Trust’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Growth Portfolio. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement accompanying this Voting Instruction Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated _____________________, 2007

Signature(s) (if held jointly) (Please sign in box)

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.        ☒

PLEASE DO NOT USE FINE POINT PENS.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

Voting instructions executed by a Contract owner may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contract owner providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contract owner providing the Insurance Company with proper later-dated voting instructions by telephone or by the Internet. Proxies executed by the Insurance Company may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person, by telephone or by the Internet.

The voting instruction card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACT OWNERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.	To approve the Plan of Reorganization and Termination adopted by EQ Advisors Trust (“Trust”) with respect to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each of which is a series of the Trust as described in the Trust’s Combined Proxy Statement and Prospectus dated May 1, 2007.	☐	☐	☐

PLEASE DATE AND SIGN THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

VOTE VIA THE INTERNET: www.proxyweb.com

VOTE VIA THE TELEPHONE: 1-888-221-0697

PROXY CARD

999 9999 9999 999

EQ ADVISORS TRUST

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2007

This proxy is being solicited by the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the EQ/Janus Large Cap Growth Portfolio (“Growth Portfolio”), which is a series of the Trust. The undersigned hereby appoints as proxies Patricia Louie, Secretary of the Trust, and Paras Charalombous, Assistant Secretary of the Trust, each of them (with the power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Growth Portfolio on June 27, 2007, or any adjournment or postponement thereof (“Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated May 1, 2007 (“Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Trust’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated _____________________, 2007

Signature(s) (if held jointly) (Please sign in box)

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.        ☒

PLEASE DO NOT USE FINE POINT PENS.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING THE PROXIES HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone, or by the Internet.

The proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

1.

To approve the Plan of Reorganization and Termination adopted by EQ Advisors Trust (“Trust”) with respect to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each of which is a series of the Trust, as described in the Trust’s Combined Proxy Statement and

Prospectus dated May 1, 2007.

	☐	☐	☐

PLEASE DATE AND SIGN THE REVERSE SIDE.